LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JUNE 17, 2011

TO STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN

SCHEDULE A

The following information replaces the “Portfolio Managers—Investment Professional Compensation” section in its entirety in each Fund’s Statement of Additional Information (“SAI”):

Portfolio Manager Compensation Structure

GCIM portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. GCIM portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•

A deferred incentive plan—a mandatory program that typically defers 15% of discretionary year-end compensation into products managed by GCIM or by ClearBridge Advisors, LLC (“ClearBridge”), an investment adviser affiliated with GCIM and a wholly owned subsidiary of Legg Mason. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of ClearBridge’s new products and one-third can be elected to track the performance of one or more proprietary funds managed by GCIM or ClearBridge. Consequently, portfolio managers can have two-thirds of their deferred award tracking the performance of their primary managed product.

The company then makes an investment in the funds managed by GCIM or ClearBridge equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to GCIM’s clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by GCIM senior management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with GCIM’s investment philosophy and the Investment Risk Committee/CIO approach to generation of alpha;
•	Overall firm profitability and performance;
•	Amount and nature of assets managed by the portfolio manager;
•	Contributions for asset retention, gathering and client satisfaction;
•	Contribution to mentoring, coaching and/or supervising;
•	Contribution and communication of investment ideas in GCIM’s Investment Committee meetings and on a day to day basis;
•	Market compensation survey research by independent third parties

SCHEDULE A

Fund Name	SAI Date
Legg Mason Partners Equity Trust
Legg Mason Global Currents International All Cap Opportunity Fund	February 28, 2011
Legg Mason Global Currents International Small Cap Opportunity Fund	October 4, 2010
Legg Mason Partners Variable Equity Trust
Legg Mason Global Currents Variable International All Cap Opportunity Portfolio	May 1, 2011

LMFX013739